UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 2, 2016

Mercury Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-23599	04-2741391
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
201 Riverneck Road, Chelmsford, Massachusetts 01824
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (978) 256-1300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On May 2, 2016, Mercury Systems, Inc. (the “Company”) and certain of the Company’s subsidiaries, as guarantors, entered into a Credit Agreement (the “Credit Agreement”) with a syndicate of commercial banks and Bank of America, N.A acting as the administrative agent. The Credit Agreement provides for a $200 million term loan facility and a $100 million revolving credit facility.
Maturity
The revolving credit facility will have a five year maturity. Subject to the amortization payments described below, the term loan facility will have a five year maturity.
Interest Rates and Fees
Borrowings under the Credit Agreement bear interest, at the Company’s option, at floating rates tied to LIBOR or the prime rate plus an applicable percentage. The applicable percentage has initially been set at 2.00% and in future fiscal quarters will be established pursuant to a pricing grid based on the Company’s total net leverage ratio.
In addition to interest on the aggregate outstanding principal amounts of any borrowings, the Company will also pay a quarterly commitment fee on the unutilized commitments under the revolving credit facility, which fee has initially been set at 0.30% per annum and in future fiscal quarters will be established pursuant to a pricing grid based on the Company’s total net leverage ratio. The Company will also pay customary letter of credit and agency fees.
Prepayments
 The Credit Agreement provides for quarterly amortization payments on the term loans, beginning with 5% per annum amortization and increasing to 12.5% per annum amortization over the five year term of the term loan facility. The Company is required to make mandatory prepayments of the term loans with the proceeds of certain non-ordinary course asset sales or the proceeds of certain debt issuances. Subject to minimum notice requirements, borrowings under the Credit Agreement may be voluntarily prepaid at any time without premium or penalty.
Covenants and Events of Default
The Credit Agreement provides for customary negative covenants, including, among other things and subject to certain significant exceptions, restrictions on the incurrence of debt or guarantees, the creation of liens, the making of certain investments, loans and acquisitions, mergers and dissolutions, the sale of assets including capital stock of subsidiaries, the payment of dividends, the repayment or amending of junior debt, altering the business conducted, engaging in transactions with affiliates and entering into agreements limiting subsidiary dividends and distributions. The Credit Agreement also requires the Company to comply with certain financial covenants, including a quarterly minimum consolidated cash interest charge ratio test and a quarterly maximum consolidated total net leverage ratio test.
The Credit Agreement also provides for customary representations and warranties, affirmative covenants and events of default (including, among others, the failure to make required payments of principal and interest, certain insolvency events an event of default upon a change of control). If an event of default occurs, the lenders under the Credit Agreement will be entitled to take various actions, including the acceleration of amounts due under the Credit Agreement and all actions permitted to be taken by a secured creditor.

Guarantees and Security
The Company’s obligations under the Credit Agreement are guaranteed by certain of the Company’s material domestic wholly-owned restricted subsidiaries (the “Guarantors”). The obligations of both the Company and the Guarantors are secured by a perfected security interest in substantially all of the assets of the Company and the Guarantors, in each case, now owned or later acquired, including a pledge of all of the capital stock of substantially all of the Company’s domestic wholly-owned restricted subsidiaries and 65% of the capital stock of certain of its foreign restricted subsidiaries, subject in each case to the exclusion of certain assets and additional exceptions.
The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported, on March 23, 2016, the Company and Microsemi Corporation (“Microsemi”) entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Microsemi agreed to sell all the membership interests in Microsemi LLC - RF Integrated Solutions (“RF LLC”) to Mercury (the “Acquisition”) for $300 million in cash on a cash-free, debt-free basis, subject to a working capital adjustment. RF LLC, directly and through subsidiaries, operates embedded security, RF and microwave, and custom microelectronics businesses of Microsemi (the “Carve-Out Business”). On May 2, 2016, the transaction closed with the Company acquiring all of the membership interests in RF LLC from Mercury and the Carve-Out Business.

The Purchase Agreement was filed as Exhibit 10.1 to Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2016 and is in incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On May 2, 2016, Mercury Systems, Inc. (the “Company”) and certain of the Company’s subsidiaries entered into a Credit Agreement (the “Credit Agreement”) with a syndicate of commercial banks and Bank of America, N.A acting as the administrative agent.

Reference is made to Item 1.01 of this Current Report on Form 8-K for a summary of the Credit Agreement.

Item 7.01 Regulation FD Disclosure

On May 2, 2016, Mercury issued a press release announcing the closing of the Acquisition and the financing.
The press release is furnished as Exhibit 99.1 hereto. The information provided in Item 7.01 of this Current Report on Form 8-K and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a), (b)

The Company filed the required historical financial information regarding RF LLC and the Carve-Out Business and required pro forma condensed consolidated financial information regarding the Company, giving pro forma effect to the Acquisition and certain related transactions, as Exhibits 99.2, 99.3 and 99.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2016.

Exhibits 99.2, 99.3 and 99.4 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 4, 2016 are incorporated herein by reference.

Exhibit No.	Description

10.1	Credit Agreement, dated May 2, 2016, among Mercury Systems, Inc., the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent.
99.1	Press Release, dated May 2, 2016, of Mercury Systems, Inc.
99.2
Carve-Out Business audited consolidated balance sheets as of September 27, 2015 and September 28, 2014, and the related consolidated statements of operations and comprehensive income, consolidated statements of changes of invested equity and consolidated statements of cash flows for the years ended September 27, 2015, September 28, 2014 and September 29, 2013 (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).

99.3
Carve-Out Business unaudited interim consolidated balance sheets as of January 3, 2016 and December 28, 2014 and the related unaudited consolidated statements of operations and comprehensive income and consolidated statements of cash flows for three months ended January 3, 2016 and December 28, 2014 (incorporated by reference to Exhibit 99.3 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).

99.4
Mercury Systems, Inc. unaudited pro forma condensed consolidated balance sheet as of December 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2015 and the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2015 (incorporated by reference to Exhibit 99.4 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2016	MERCURY SYSTEMS, INC.

	By:	/s/ Gerald M. Haines II
Gerald M. Haines II
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description

10.1	Credit Agreement, dated May 2, 2016, among Mercury Systems, Inc., the Guarantors party thereto, the Lenders party thereto and Bank of America, N.A., as Administrative Agent and Collateral Agent.
99.1	Press Release, dated May 2, 2016, of Mercury Systems, Inc.
99.2
Carve-Out Business audited consolidated balance sheets as of September 27, 2015 and September 28, 2014, and the related consolidated statements of operations and comprehensive income, consolidated statements of changes of invested equity and consolidated statements of cash flows for the years ended September 27, 2015, September 28, 2014 and September 29, 2013 (incorporated by reference to Exhibit 99.2 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).

99.3
Carve-Out Business unaudited interim consolidated balance sheets as of January 3, 2016 and December 28, 2014 and the related unaudited consolidated statements of operations and comprehensive income and consolidated statements of cash flows for three months ended January 3, 2016 and December 28, 2014 (incorporated by reference to Exhibit 99.3 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).

99.4
Mercury Systems, Inc. unaudited pro forma condensed consolidated balance sheet as of December 31, 2015, the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2015 and the unaudited pro forma condensed consolidated statement of operations for the year ended June 30, 2015 (incorporated by reference to Exhibit 99.4 of the Registrant’s Current Report on Form 8-K filed with the Securities Exchange Commission on April 4, 2016).